Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT
This Registration Rights Agreement (this “Agreement”) is made and entered into as of March 9, 2016, between Universal Electronics Inc., a Delaware corporation (the “Company”) and Comcast Corporation, a Pennsylvania corporation (the “Holder”). Unless otherwise specified, capitalized terms used herein shall have the respective meanings set forth in Section 1. The Company and the Holder are sometimes collectively referred to herein as the “Parties” and each is sometimes referred to herein as a “Party.”
WHEREAS, concurrently herewith, the Company is issuing to the Holder that certain Common Stock Purchase Warrant, dated the date hereof (the “Warrant”), in accordance with the terms and subject to the conditions of which the Holder may purchase certain shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”); and
WHEREAS, in connection with the transactions contemplated by the Warrant, the Company has agreed to provide registration rights with respect to the Registrable Securities, as set forth in this Agreement, and the Parties have agreed to act in good faith in order to effectuate these registration rights.
NOW, THEREFORE, for and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:
AGREEMENT
1. Definitions and Construction.
(a)As used in this Agreement, the following terms shall have the following meanings:
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such first Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise.
“Agreement” shall have the meaning set forth in the preamble.
“Board” means the board of directors of the Company.
“Business Day” means any day excluding Saturday, Sunday or any day which is a legal holiday under the laws of the State of New York or a day on which banking institutions are authorized or required by law or other governmental action to close.
“Capital Stock” means any class of equity securities of the Company that has the right (subject always to the rights of any class or series of preferred stock of the Company) to participate in the distribution of the assets and earnings of the Company without limit as to per share amount, including any shares of capital stock into which such Capital Stock may be converted (as a result of recapitalization, share exchange or similar event) or that are issued with respect to such Capital Stock, including with respect to any stock split or stock dividend, or a successor security.
“Common Stock” shall have the meaning set forth in the recitals.
“Company” shall have the meaning set forth in the preamble.
“Demand Notice” shall have the meaning set forth in Section 3(a).
“Demand Registration” shall have the meaning set forth in Section 3(a).
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.
“FINRA” means the Financial Industry Regulatory Authority or any successor agency having jurisdiction under the Exchange Act.

“Governmental Authority” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) U.S. and other federal, state, local, municipal, foreign or other government; or (iii) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or entity, any court or other tribunal).
“Indemnified Party” shall have the meaning set forth in Section 7(c).
“Indemnifying Party” shall have the meaning set forth in Section 7(c).
“Holder” shall have the meaning set forth in the preamble.
“Long-Form Registrations” shall have the meaning set forth in Section 3(a).
“Losses” shall have the meaning set forth in Section 7(a).
“Party” and “Parties” shall have the meaning set forth in the preamble.
“Person” means any individual, firm, corporation, partnership, limited liability company, trust, estate, joint venture, association, Governmental Authority or other entity.
“Proceeding” means any action, claim, suit, investigation, audit, controversy, arbitration or proceeding (including an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
“Prospectus” means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act and any free writing prospectus), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.
“Public Offering” means the sale of Capital Stock to the public pursuant to an effective Registration Statement (other than Form S-4, Form S-8 or any successor forms thereto) filed under the Securities Act or any comparable law or regulatory scheme of any foreign jurisdiction.
“Registrable Securities” means, with respect to any Person, shares of Common Stock issued or hereafter acquired by such Person pursuant to the exercise (in whole or in part) of the Warrant, and any other securities issued or issuable with respect to any such shares of Common Stock, including (x) by way of a stock split, or in connection with a combination of stock, dividend, recapitalization, merger, exchange, conversion, reclassification or similar event or otherwise and (y) shares of capital stock of the Company into which the Common Shares are converted or exchanged, and shares of capital stock of a successor entity into which the Common Shares are converted or exchanged (it being understood and agreed that this Agreement shall apply with full force and effect with respect to any of the foregoing). As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when they (i) are sold pursuant to an effective Registration Statement under the Securities Act, (ii) are sold pursuant to Rule 144 (or any similar provision then in force under the Securities Act) or (iii) shall have ceased to be outstanding.
“Registration Statement” means any registration statement of the Company under the Securities Act that covers the offering of any of the Registrable Securities pursuant to the provisions of this Agreement, including any Prospectus or amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
“Rule 144” means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.
“SEC” means the Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Short-Form Registrations” shall have the meaning set forth in Section 3(a).

“Subsidiary” any Person of which (i) a majority of the outstanding share capital, voting securities or other equity interests are owned, directly or indirectly, by the Company and/or any other Subsidiary or (ii) the Company and/or any other Subsidiary is entitled, directly or indirectly, to appoint a majority of the board of directors or comparable body of such Person.
“underwritten registration” or “underwritten offering” means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.
“Warrant” shall have the meaning set forth in the recitals.
(b)        Unless the express context otherwise requires:
(i)the words “hereof,” “herein,” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and

(ii)wherever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words ”without limitation”.

2. Holders of Registrable Securities. A Person is deemed, and shall only be deemed, to be a holder of Registrable Securities for purposes of this Agreement if such Person beneficially owns (as defined in Rule 13d-3 under the Exchange Act) Registrable Securities.

3. Demand Registrations.

(a)Requests for Registration. Subject to the following paragraphs of this Section 3(a) and the limitations on the number of Demand Registrations that may be exercised under Section 3(e), at any time and from time to time on or after the date on which the Holder has the right to purchase any Registrable Securities pursuant to the exercise (in whole or in part) of the Warrant (including after the purchase thereof), the Holder shall have the right, by delivering a written notice to the Company, to require the Company to register pursuant to the terms of this Agreement, under and in accordance with the provisions of the Securities Act, the offer and sale of the number of Registrable Securities requested to be so registered pursuant to the terms of this Agreement on (i) Form S-1 or any similar or successor long-form registration (“Long-Form Registrations”), and (ii) if the Company is eligible to use such form, Form S-3 or any similar or successor short-form registration (“Short-Form Registrations”) (any such written notice delivered pursuant to this clause (a), a “Demand Notice” and any such registration, a “Demand Registration”); provided, however, that the Company shall only be obligated to register such Registrable Securities if the Holder exercises its right to require a Demand Registration with respect to a minimum of the lesser of (i) an amount of Registrable Securities having an expected aggregate sale price of at least $5,000,000 and (ii) the total number of Registrable Securities held by the Holder at such time; provided, further, that unless otherwise approved by the Board, the Company shall not be obligated to file a Registration Statement relating to any registration request under this Section 3(a) within a period of ninety (90) days after the effective date of any other registration statement of the Company (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms thereto or (ii) filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan). The Holder may, in connection with any Demand Registration it requests that is a Short-Form Registration, require the Company to file such Registration Statement with the SEC in accordance with and pursuant to Rule 415 under the Securities Act including, if the Company is then eligible, as an automatic shelf registration. Following receipt of a Demand Notice for a Demand Registration in accordance with this Section 3(a), the Company shall cause to be filed a Registration Statement as promptly as practicable (but not later than seventy-five (75) days after the Demand Notice is delivered, in the case of a Long-Form Registration, and forty-five (45) days after the Demand Notice is delivered, in the case of a Short-Form Registration) and shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof (but not later than one hundred and five (105) days after the Demand Notice is delivered, in the case of a Long-Form Registration, and seventy-five(75) days after the Demand Notice is delivered, in the case of a Short-Form Registration). If the Company has an effective Registration Statement at the time a Demand Notice is received, the Company may, to the extent it elects and is permitted by applicable law, satisfy its obligation to file a Registration Statement pursuant to this Section 3 by filing a supplement to the Prospectus contained in such Registration Statement that covers the offer and sale of the Registrable Securities requested by the Holder.

No Demand Registration shall be deemed to have occurred for purposes of this Section 3 if (i) the Registration Statement relating thereto does not become effective, (ii) the Registration Statement relating thereto is not maintained effective for the period required pursuant to this Section 3, (iii) the offering of the Registrable Securities pursuant to such Registration Statement is subject to a stop order, injunction, or similar order or requirement of the SEC during such period, (iv) more than twenty-percent (20%) of the Registrable Securities of the Holder requested to be included in such registration are not so included pursuant to Section 3(b), or (v) in the event of an underwritten offering, the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of a material default or breach by the Holder; provided, however, in each case, that the Holder shall be entitled to an additional Demand Registration in lieu thereof.
All requests made pursuant to this Section 3 shall specify the number of Registrable Securities to be registered and the number of shares of Capital Stock to be issued (but no less than the minimum number of shares to be registered as set forth herein), and the intended methods of disposition thereof.
The Company shall be required to maintain the effectiveness of the Registration Statement with respect to any Demand Registration (including the preparation and filing of any amendments and supplements necessary for that purpose) until the earlier of (x) the date on which the sale of all of the Registrable Securities registered under the Registration Statement is consummated and (y) two years (in the event of a Short-Form Registration) or one year (in the event of a Long-Form Registration) after (A) the effective date of the Registration Statement (in the case of a Long-Form Registration Statement) or (B) the date on which the Company supplements the Registration Statement for the offering described in the applicable Registration Notice (in the case of a Short-Form Registration Statement); provided, however, that such period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such Registration Statement at the request of the Company or an underwriter of the Company pursuant to any of the provisions of this Agreement.
(b)Priority on Demand Registration. If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter or underwriters advise the Company and/or the Holder in writing that in its reasonable view the total number or dollar amount of one or more class or series of Registrable Securities proposed to be sold in such offering (including securities proposed to be included by other holders of securities entitled to include securities in such Registration Statement pursuant to incidental or piggyback registration rights) exceeds the number of Registrable Securities that can be sold in such offering without adversely affecting the success of such offering, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities of such class or series that in the good faith opinion of such managing underwriter can be sold without adversely affecting such offering, and such number of Registrable Securities shall be allocated as follows:

(i)	first, to the Holder;

(ii)	second, to the Company, the number of securities requested by the Company for inclusion in such offering; and

(iii)	third, to any other Persons, other shares of Capital Stock requested by such other Persons for inclusion in such offering pursuant to any other registration rights granted by the Company.

(c)Postponement or Suspension of Demand Registration. The Company, with the approval of the Board, shall be entitled to postpone (but not more than once in any twelve-month period), for a reasonable period of time not in excess of ninety (90) days, the filing of a Registration Statement or suspend the use of an effective Registration Statement for such period of time if the Company delivers to the Holder a certificate signed by either the chief executive officer or the chief financial officer of the Company certifying that, in the good faith judgment of the Board, such registration and offering (i) would reasonably be expected to materially adversely affect or materially interfere with any bona fide and reasonably imminent material financing or other material transaction of the Company under consideration by the Company or (ii) would require public disclosure of material information that has not been disclosed to the public, which information (A) would be required to be disclosed in any Registration Statement so that such Registration Statement would not be materially misleading, (B) would not be required to be disclosed at such time but for the filing, effectiveness or continued use of such Registration Statement, and (C) the premature disclosure of which would reasonably be expected to materially adversely affect the Company. Such certificate shall be delivered by the Company promptly after the delivery of the Demand Notice with respect to such Demand Registration (or at such other applicable time with respect to an effective Registration Statement) and shall contain a statement in reasonable detail of the reasons for such postponement or suspension and an approximation of the anticipated delay or length of suspension. The Holder shall keep the information contained in such certificate confidential subject to the same terms set forth in Section 5(o) and, if the certificate relates to the suspension of use of an effective Registration Statement, shall discontinue sales under the Registration Statement. If the Company shall so postpone the filing of a Registration Statement, the Holder shall have the right to withdraw the request for registration by giving written notice to the Company within twenty (20) days of the anticipated termination date of the postponement period, as provided in the certificate delivered to the Holder. The Company shall promptly notify the Holder of the expiration of any period during which it exercised its rights under this Section 3(c). In the event that the Company exercises its rights under this Section 3(c), it shall, as promptly as practicable following the expiration of the applicable deferral or suspension period, file or update and use its reasonable best efforts to cause the effectiveness or continued effectiveness of the applicable deferred or suspended Registration Statement.

(d)Cancellation of a Demand Registration. The Holder, in connection with an offering pursuant to this Section 3, shall have the right to notify the Company that it has determined that the Registration Statement filed in connection with such offering be abandoned or withdrawn, in which event the Company shall abandon or withdraw such Registration Statement. In such case, the Holder shall be entitled to an additional Demand Registration in lieu thereof.

(e)Number of Demand Notices. Subject to the other provisions of this Section 3 (including Sections 3(a) and (d)), in connection with the provisions of this Section 3, the Holder shall have the right to request three (3) Demand Registrations.

(f)Registration Statement Form. If any registration requested pursuant to this Section 3 that is proposed by the Company to be effected by the filing of a Registration Statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten Public Offering, and if the managing underwriter shall advise the Company in writing that, in its reasonable opinion, the use of another form of Registration Statement is of material importance to the success of such proposed offering or is otherwise required by applicable law, then such registration shall be effected on such other form.

4. Restrictions on Public Sale by Holders of Registrable Securities. Each holder of Registrable Securities agrees, if requested (pursuant to a written notice) by the managing underwriter or underwriters in an underwritten offering pursuant to a Demand Registration, not to effect any public sale or distribution of any shares of Common Stock (except as part of such underwritten offering), including a sale pursuant to Rule 144 or any swap or other economic arrangement that transfers to another Person any of the economic consequences of owning shares of Common Stock, or to give any Demand Notice during the period commencing on the date of the request (which shall be no earlier than fourteen (14) days prior to the expected “pricing” of such offering) and continuing for not more than ninety (90) days after the date of the Prospectus relating to such offering (or final Prospectus supplement if such offering is made pursuant to a shelf registration statement), pursuant to which such offering shall be made, plus an extension period, which shall be no longer than thirty-four (34) days, as may be proposed by the managing underwriter to address FINRA regulations regarding the publishing of research, or such lesser period as is required by the managing underwriter. The Company shall be responsible for negotiating all “lock-up” agreements with the underwriters, which agreements shall be on customary terms, and each holder of Registrable Securities shall be subject to substantially similar terms (in a proportionate manner) thereunder. The Company shall give each holder of Registrable Securities a reasonable opportunity to review and comment on such “lock-up” agreements (other than any terms or provisions therein relating to the duration of the lock-up period) and shall use reasonable best efforts to incorporate any such comments. Subject to the foregoing provisions of this Section 4, each holder of Registrable Securities shall be required to execute the form so negotiated if (and only if) each director and each executive officer of the Company also executes such form. Notwithstanding anything to the contrary set forth herein, in the event that the Company or underwriters release any holder of Registrable Securities or any director or executive officer of the Company that is party to a “lock-up” agreement from any or all of such party’s obligations thereunder, all holders of Registrable Securities shall be similarly released from their obligations thereunder in the same manner and to the same extent as such released party, and each “lock-up” agreement shall contain a provision to such effect.

5. Registration Procedures. If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 3, the Company shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of the securities and shall, as expeditiously as possible:

(a)prepare and file, within the time frames set forth in Section 3, with the SEC a Registration Statement or Registration Statements on such form(s) as shall be available for the sale of the Registrable Securities by the holders thereof or by the Company in accordance with the intended method or methods of distribution thereof, make all required filings by the Company with FINRA and use reasonable best efforts to cause such Registration Statement to become effective within the time frames set forth in Section 3 and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish or otherwise make available to the holders of the Registrable Securities covered by such Registration Statement and their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed (including exhibits thereto), which documents will be subject to the review and reasonable comment of such holders and counsel, and such other documents reasonably requested by such holders and counsel, including any comment letter from the SEC and any documents incorporated by reference therein, and, if requested by such holders or counsel, provide such holders and counsel reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Company’s books and records, officers, accountants and other advisors; and the Company shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto (including such documents that, upon filing, would be incorporated or deemed to be incorporated by reference therein) with respect to a Demand Registration to which the Holder or its counsel, or the managing underwriters, if any, shall reasonably object, in writing, on a timely basis, unless, in the reasonable opinion of counsel for the Company, such filing is necessary to comply with applicable law or regulation;

(b)prepare and file with the SEC such amendments, post-effective amendments and supplements to each Registration Statement and the Prospectus used in connection therewith, and such Exchange Act reports as may be reasonably requested by the holders of Registrable Securities or their respective counsel or necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; provided, that if the Company prepares any such amendments, post-effective amendments or supplements to a Registration Statement or Prospectus or any such Exchange Act report, the holders of Registrable Securities and their respective counsel shall have a reasonable period of time prior to the filing thereof in which to review and comment thereon, which period shall, in any event, be no less than five (5) Business Days;

(c)notify each selling holder of Registrable Securities, its counsel and the managing underwriters, if any, promptly (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state Governmental Authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the Company has reason to believe that the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 5(n) below cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, and (vi) if the Company has knowledge of the occurrence of any event that makes any statement made in such Registration Statement or related Prospectus, any amendment or supplement thereto, or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (which notice shall notify the selling holders of the occurrence of such an event and need not provide additional information regarding such event to the extent such information would constitute material non-public information);

(d)use its reasonable best efforts to prevent the entry of or obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest date reasonably practicable;

(e)if requested by the managing underwriters, if any, or the holders of a majority of the then outstanding Registrable Securities being sold in connection with an underwritten offering, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such holders may reasonably request in order to permit or facilitate the intended method of distribution of such securities and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 5(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law or regulation;

(f)furnish or make available to each selling holder of Registrable Securities, its counsel and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement, the Prospectus and Prospectus supplements, if applicable, and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, unless requested in writing by such holder, counsel or underwriter); provided, that the Company may furnish or make available any such documents in electronic format;

(g)deliver to each selling holder of Registrable Securities, its counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as such Persons may reasonably request from time to time in connection with the distribution of the Registrable Securities; provided, however, that the Company may furnish or make available any such documents in electronic format; and the Company, subject to the last paragraph of this Section 5, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto in accordance with this Agreement;

(h)prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such holders of Registrable Securities to consummate the disposition of such Registrable Securities in such jurisdiction; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or (ii) take any action that would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

(i)cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each holder of such Registrable Securities that the Registrable Securities represented by the certificates so delivered by such holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or holders may request at least five (5) Business Days prior to any sale of Registrable Securities in a firm commitment public offering, but in any other such sale, within ten (10) Business Days prior to having to issue the securities;

(j)use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary or advisable to enable the seller or sellers of such Registrable Securities or the underwriters, if any, to consummate the disposition of such Registrable Securities, except as may be required solely as a consequence of the nature of such selling holder’s business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals;

(k)promptly upon the occurrence of, and its knowledge of, any event contemplated by Sections 5(c)(ii) or (vi) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus responds to such comments or requests for amendments, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and as such Registration Statement responds to such comments or request for amendments, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading;

(l)provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement;

(m)use its reasonable best efforts to cause all shares of Registrable Securities covered by such Registration Statement to be listed or authorized for quotation or trading on a national securities exchange or automated quotation system if shares of the particular class of Registrable Securities are at that time listed, quoted or traded on such exchange or automated quotation system, as the case may be, prior to the effectiveness of such Registration Statement;

(n)in connection with any underwritten offering, (i) enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by the holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriters, if any) to expedite or facilitate the disposition of Registrable Securities in such underwritten offering whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (ii) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its Subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, (iii) use its reasonable best efforts to furnish to the selling holders of such Registrable Securities and the underwriters for such underwritten offering, opinions and

Rule 10b-5 letters of outside counsel to the Company and updates thereof (which counsel and its opinions and letters (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and counsels to the selling holders of the Registrable Securities), addressed to each selling holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters, (iv) use its reasonable best efforts to obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any Subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each selling holder of Registrable Securities (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings, (v) if an underwriting agreement is entered into, the same shall contain indemnification and contribution provisions and procedures substantially to the effect set forth in Section 7 with respect to all parties to be indemnified pursuant to said Section except as otherwise approved by the Board, and (vi) deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Securities being sold pursuant to such Registration Statement, their counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to Section 5(n)(ii) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement (or at such other time as may be required thereunder), or as and to the extent required thereunder;

(o)make available for inspection by a representative of the selling holders of Registrable Securities, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorneys or accountants retained by such selling holders or underwriter, at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries, and cause the officers, directors and employees of the Company and its Subsidiaries to supply all information, in each case, reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Persons unless (i) disclosure of such information is required by court or administrative order, (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law or applicable legal process, or (iii) such information becomes generally available to the public other than as a result of a non-permitted disclosure or failure to safeguard by such Person. In the case of a proposed disclosure pursuant to (i) or (ii) above, such Person shall, to the extent legally permissible, be required to give the Company written notice of the proposed disclosure prior to such disclosure and, if requested by the Company, assist the Company, at the Company’s expense, in seeking to prevent or limit the proposed disclosure. Without limiting the foregoing, no such information shall be used by such Person as the basis for any market transactions in securities of the Company or its Subsidiaries in violation of law;

(p)in connection with any underwritten offering, cause its officers to use their reasonable best efforts to support the marketing of the Registrable Securities covered by the Registration Statement (including participation in “road shows”) taking into account the Company’s business needs;

(q)cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(r)use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the applicable Registration Statement, which earnings statement shall satisfy the provisions of Section 10(a) of the Securities Act and Rule 158 thereunder;

(s)keep counsel to the holder(s) of Registrable Securities reasonably apprised as to the intention and progress of the Company with respect to any Registration Statement hereunder, including by providing such counsel with copies of all written correspondence with the SEC in connection with any Registration Statement or Prospectus filed hereunder; and

(t)use its reasonable best efforts to take all other steps necessary to expedite or facilitate the registration and disposition of the Registrable Shares contemplated hereby.

The Company may require each holder of Registrable Securities that has requested to have securities registered pursuant to Section 3 to furnish to the Company in writing such information in connection with such registration or sale regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and, if the failure by any such holder to timely provide such information would, in the opinion of the Company’s outside counsel, make the inclusion of the Registrable Securities of such holder in such registration or sale unlawful, the Company may exclude from such registration or sale the Registrable Securities of such holder.
The Company shall not file any Registration Statement with respect to any Registrable Securities, or any Prospectus used in connection therewith, and shall not file or make any amendment to any such Registration Statement or any amendment of or supplement to any such Prospectus, that refers to any holder of Registrable Securities covered thereby by name, or otherwise identifies such holder as the holder of any securities of the Company, without the consent of such holder, such consent not to be unreasonably withheld, conditioned or delayed, unless and to the extent such disclosure is required by law or regulation, in which case the Company shall provide written notice to such holder no less than five (5) Business Days prior to the filing of such Registration Statement or any amendment to any such Registration Statement or any Prospectus used in connection therewith or any amendment of or supplement to any such Prospectus.
Each holder of Registrable Securities agrees, if such holder has Registrable Securities covered by a Registration Statement, that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Sections 5(c)(ii), 5(c)(iii), 5(c)(iv) or 5(c)(v), such holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, that the time periods under Section 3 with respect to the length of time that the effectiveness of a Registration Statement must be maintained shall automatically be extended by the amount of time the holder is required to discontinue disposition of such securities.
6. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company (including (a) all registration and filing fees (including fees and expenses with respect to (i) filings required to be made with the SEC, all applicable securities exchanges and/or FINRA and (ii) compliance with securities or “blue sky” laws, including any fees and disbursements of counsel for the underwriters in connection with “blue sky” qualifications of the Registrable Securities pursuant to Section 5(h)), (b) printing expenses (including expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in any Registration Statement), (c) messenger, telephone and delivery expenses of the Company, (d) fees and disbursements of counsel for the Company, (e) expenses of the Company incurred in connection with any “road show” and (f) fees and disbursements of all independent certified public accountants referred to in Section 5(n)(iii) (including the expenses of any “cold comfort” letters required by this Agreement) and any other Persons, including special experts retained by the Company) shall be paid by the Company. In addition, the Company shall pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

The Company shall not be required to pay (i) fees and disbursements of any counsel retained by any holder of Registrable Securities or by any underwriter (except as set forth in clause (a) of the first paragraph of this Section 6), (ii) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities by Holder, (iii) subject to Section 7, any other expenses of the holders of Registrable Securities not specifically required to be paid by the Company pursuant to the first paragraph of this Section 6, or (iv) any expenses incurred in connection with any offering of Registrable Securities proposed to be registered by a holder of Registrable Securities at such time when such Registrable Securities may be sold without limitation pursuant to Rule 144.
7. Indemnification.

(a)Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by applicable law, each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each of them, each Person who controls each such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each such controlling Person, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter, from and against any and all losses, claims, damages, liabilities, costs (including costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such party in connection with any investigation or Proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement or Proceedings in respect thereof (collectively, “Losses”), as incurred, arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, disclosure package, Prospectus, offering circular, or other document (including any related Registration Statement, notification, or the like) or any amendment thereof or supplement thereto or any document incorporated by reference therein) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder applicable to the Company and (without limitation of the preceding portions of this Section 7(a)) will reimburse each such holder, each of its officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees and each Person who controls each such holder and the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each such controlling Person, each such underwriter, and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such Losses; provided, that the Company shall not be liable in any such case to the extent that any such Losses arise out of or is based on any untrue statement or omission by such holder or underwriter, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, disclosure package, Prospectus, offering circular or any amendment thereof or supplement thereto, or any document incorporated by reference therein or other document in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder or underwriter expressly for use therein. It is agreed that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such Losses (or Proceedings in respect thereof) if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed).

(b)Indemnification by Holder of Registrable Securities. Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, severally and not jointly with any other holders of Registrable Securities, the Company, its officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents, employees of each such controlling Person, from and against all Losses arising out of or based on any untrue statement of a material fact contained in any such Registration Statement, Prospectus, offering circular, or other document, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to (without limitation of the portions of this Section 7(b)) reimburse the Company, its officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents, employees of each such controlling Person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such Losses, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, Prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder expressly for use in such Registration Statement, Prospectus, offering circular or other document; provided, however, that the obligations of such holder hereunder shall not apply to amounts paid in settlement of any such Loss (or Proceedings in respect thereof) if such settlement is effected without the consent of such holder (which consent shall not be unreasonably withheld, conditioned or delayed); and provided, further, that the liability of such holder of Registrable Securities shall be limited to the net proceeds received by such selling holder from the sale of Registrable Securities covered by such Registration Statement.

(c)Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnification pursuant to Section 7(a) or Section 7(b) (an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any Proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been materially prejudiced by such delay or failure. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or Proceeding, to assume, at the Indemnifying Party’s expense, the defense of any such claim or Proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Indemnifying Party agrees to pay such fees and expenses; (ii) the Indemnifying Party fails promptly to assume such defense, or in any event within thirty (30) days of receiving such written notice from such Indemnified Party; (iii) the Indemnified Party reasonably concludes, based on the advice of counsel, that a conflict of interest exists between the Indemnifying Party and the Indemnified Party in the defense of such claim or Proceeding; or (iv) the Indemnifying Party fails to employ counsel reasonably satisfactory to such Indemnified Party, in which case the Indemnified Party shall have the right to employ separate counsel and to assume the defense of such claim or Proceeding at the

Indemnifying Party’s expense; provided, further, however, that the Indemnifying Party shall not, in connection with any one such claim or Proceeding or separate but substantially similar or related claims or Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the Indemnified Parties (unless there is an actual conflict of interest between one or more of the Indemnified Parties and the Indemnifying Party has been notified in writing of such conflict, in which case such conflicted Indemnified Parties or group of conflicted Indemnified Parties (as the case may be) may be represented by separate counsel, the fees and expenses of whom shall be borne by the Indemnifying Party), or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld, conditioned or delayed). The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that (x) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder or (y) involves the imposition of equitable remedies or any obligations on the Indemnified Party or materially adversely affects such Indemnified Party other than as a result of financial obligations for which such Indemnified Party would be entitled to indemnification hereunder.

(d)Contribution. If the indemnification provided for in this Section 7 is unavailable to an Indemnified Party in respect of any Losses (other than in accordance with its terms), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, from the sale of the Registrable Securities covered by such Registration Statement, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The Parties agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding sentence. Notwithstanding the provisions of this Section 7(d), an Indemnifying Party that is a selling holder of Registrable Securities shall not be required to contribute any amount in excess of the amount that such Indemnifying Party has otherwise been, or would otherwise be, required to pay pursuant to Section 7(b) by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 12(g) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)Miscellaneous. To the extent that any of the holders is, or would be expected to be, deemed to be an underwriter of Registrable Securities pursuant to any SEC comments or policies or any court of law or otherwise, the Company agrees that (A) the indemnification and contribution provisions contained in this Section 7 shall be applicable to the benefit of such holder in its role as deemed underwriter in addition to its capacity as a holder (so long as the amount for which any other holder is or becomes responsible does not exceed the amount for which such holder would be responsible if the holder were not deemed to be an underwriter of Registrable Securities) and (B) such holder and its representatives shall be entitled to conduct the due diligence which would normally be conducted in connection with an offering of securities registered under the Securities Act, including receipt of customary opinions, Rule 10b-5 letters and comfort letters.

8. Rule 144. The Company shall (i) use reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner (or, if the Company is not required to file such reports, upon the request of any holder of Registrable Securities, make publicly available such information), (ii) take such further action as any holder of Registrable Securities may reasonably request to permit sales of Registrable Securities pursuant to Rule 144, and (iii) promptly furnish to each holder of Registrable Securities forthwith upon written request, (x) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (y) a copy of the most recent annual or quarterly report of the Company, and (z) such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of Rule 144, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

9. Underwritten Registrations; Registration Participation Requirements.

(a)If the Holder intends to distribute the Registrable Securities covered by a Registration Statement by means of an underwritten offering, it shall so advise the Company in the Demand Notice. In connection with such underwritten offering, the investment banker(s) and managing underwriter(s) shall be selected by the Holder, which selection shall be subject to approval by the Company, such approval not to be unreasonably withheld, conditioned or delayed. In such case, the Company shall enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting, and the Company shall prepare or, if necessary, amend and supplement the Registration Statement for purposes of such underwriting.
(b)No Person may participate in any such underwriting unless (i) the Holder has given its prior written consent to the participation of such Person in such underwriting, (ii) such Person agrees to sell the equity securities it desires to have covered by a Registration Statement on the basis provided in any underwriting arrangements in customary form and (iii) such Person completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements in customary form and other documents required under the terms of such underwriting arrangements; provided, that (A) such Person shall not be required to make any representations or warranties other than those related to title and ownership of such Person’s Registrable Securities being sold and as to the accuracy and completeness of statements made in a Registration Statement, Prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company or the managing underwriter by such Person pertaining exclusively to such Person expressly for use therein, (B) such Person shall not be required to sell more than the number of equity securities that such Person has requested to include in any registration, and (C) if such Person disapproves of the terms of the underwriting, such Person may elect, prior to the effective date of the registration statement filed in connection with such registration, to withdraw therefrom by written notice to the Company, the managing underwriters and the Holder; provided, however, that such Person shall not be permitted to withdraw from such registration after the inclusion of an offering price range in any applicable registration statement if, in the good faith opinion of the managing underwriter(s), such withdrawal would adversely affect the success or the offering price of the securities to be sold pursuant to such registration.

10. Miscellaneous.

(a)Amendments and Waivers. Except as otherwise expressly provided herein, this Agreement may be amended, modified or supplemented, and any provision hereof may be waived, only by a written instrument duly executed by (i) the Company and the Holder, in the case of an amendment, modification or supplement or (ii) the Party against whom enforcement of such waiver is sought, in the case of a waiver.

(b)Notices. Except as otherwise expressly provided in this Agreement, all notices, requests and other communications to any Party hereunder shall be in writing (including a facsimile or similar writing) and shall be given to such Party at the address or facsimile number specified on the signature pages hereto or as such Party shall hereafter specify for the purpose by notice to the other Parties. Each such notice, request or other communication shall be effective (A) if personally delivered, on the date of such delivery, (B) if given by facsimile, at the time such facsimile is transmitted and the appropriate confirmation is received, (C) if delivered by an internationally-recognized overnight courier, with receipt signature waived by the sender, on the next Business Day after the date when sent, (D) if delivered by registered or certified mail, with receipt signature waived by the sender, three (3) Business Days after such communication is deposited in the mails with first-class postage prepaid, addressed as aforesaid, or (E) if sent by e-mail, the date sent (unless, in the case of delivery by e-mail, the sender receives an automatic message from the server of the intended recipient indicating that the applicable notice or communication has not been received by such intended recipient or delivery thereof is delayed for any reason whatsoever).

(c)Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

(d)Successors and Assigns. Except for an assignment (i) by operation of law or (ii) by the Holder to a transferee of the Warrant or any Registrable Securities (other than pursuant to a Registration Statement or Rule 144), this Agreement and the rights granted hereunder may not be assigned by either Party; provided that, in the case of an assignment within the meaning of clause (ii) above, (x) the Party assigning such rights shall give the Company notice at or prior to the time of such assignment stating the name and address of the assignee and identifying the securities with respect to which the rights under this Agreement are to be assigned and (y) any such assignee shall execute a Joinder Agreement substantially in the form attached hereto as Exhibit A prior to or contemporaneously with such assignment. The covenants and agreements herein contained shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

(e)Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of either Party shall operate as a waiver of such right or otherwise prejudice such Party’s rights, powers or remedies.

(f)Entire Agreement. This Agreement (together with the Warrant) contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the Parties with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts (including by PDF or facsimile), each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

(g)Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of law thereof. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

(h)Headings. The heading references herein are for convenience purposes only and shall not be deemed to limit or affect any of the provisions hereof.

(i)Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

(Signature Page Follows)

IN WITNESS WHEREOF, the Parties have executed this Registration Rights Agreement as of the date first written above.

UNIVERSAL ELECTRONICS INC.

/s/ Bryan M. Hackworth
Bryan M. Hackworth
Senior Vice President and Chief Financial Officer

Address for notice:

Universal Electronics Inc.
201 E. Sandpointe Avenue, Suite 800
Santa Ana CA 92707
Attn: Legal Department
Legal@uei.com

COMCAST CORPORATION

/s/ Robert Eatroff
Robert Eatroff
EVP, Global Corporate Development & Strategy

Address for notice:

Comcast Corporation
One Comcast Center
Philadelphia, PA 19103
Attn.: General Counsel
Facsimile: (215) 286-7794

EXHIBIT A

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT (the “Joinder Agreement”) is made and entered into as of __, by and among Universal Electronics Inc., a Delaware corporation (the “Company”), and the undersigned (the “Joining Stockholder(s)”), and relates to that certain Registration Rights Agreement, dated as of March 9, 2016 (as amended from time to time, the “Registration Rights Agreement”), by and between the Company and Comcast Corporation, a Pennsylvania corporation. Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.
WHEREAS, the Joining Stockholder(s) [is][are] acquiring shares of the common stock, par value $0.01 per share, of the Company and in connection therewith the Company has agreed to grant certain registration rights to such Joining Stockholder(s) as provided for in the Registration Rights Agreement; and
WHEREAS, the Joining Stockholder(s) [has][have] agreed to become a party to the Registration Rights Agreement on the terms set forth herein.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Agreement to be Bound. [Each][The] Joining Stockholder agrees that, upon the execution of this Joinder Agreement, such Joining Stockholder shall become a party to the Registration Rights Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement. [Each][The] Joining Stockholder agrees that such Joining Stockholder shall only be entitled to such rights and benefits under the Registration Rights Agreement as those to which such Joining Stockholder’s transferor was entitled.
2. Notices. The address, facsimile number and email address to which notices delivered pursuant to the Registration Rights Agreement may be sent to the Joining Stockholder(s) is as included on the signature page hereto.
3. Binding Effect. This Joinder Agreement shall be binding upon and shall inure to the benefit of, and be enforceable by, the Company, the other Parties to the Registration Rights Agreement and the Joining Stockholder(s) and their respective successors and permitted assigns.
4. Severability. The invalidity or unenforceability of any particular provision of this Joinder Agreement shall not affect the other provisions hereof or thereof, and this Joinder Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted. In the case of any such invalidity or unenforceability, the parties hereto agree to use all commercially reasonable efforts to achieve the purpose of such provisions by a new legally valid and enforceable stipulation.
6. Headings. The heading references herein are for convenience purposes only and shall not be deemed to limit or affect any of the provisions hereof.
7. Counterparts. This Joinder Agreement may be executed in multiple counterparts (including by PDF or facsimile), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
8. Governing Law. This Joinder Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, all rights and remedies being governed by such laws, without regard to its conflicts of law rules.
(Signature page follows.)

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed as of the date first set forth above.

UNIVERSAL ELECTRONICS INC.

By:
Name:
Title:

Address for notice:

[Joining Stockholder]

By:
Name:
Title:

Address for notice: